UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    October 7, 2011

 KL Energy Corporation
(Exact name of Registrant as specified in its charter)

Nevada	333-145183	39-2052941
(State or other	(Commission	(I.R.S. Employer
Jurisdiction	File Number)	Identification No.)
of incorporation)

511 University Loop, Suite 111, Rapid City, SD	57701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number:   (605) 718-0372

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 8.01  Other Events.

Effective October 7, 2011, Alan Rae resigned as Chairman of the Board in order to devote more time to developing new business interests.  Mr. Rae remains as a Director.  Mr. Pedro de Boeck, a Director of the Company since June 2010, was appointed as the new Chairman of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KL ENERGY CORPORATION

Dated: October 7, 2011
By:	/s/ Peter Gross
Peter Gross, President and Chief Executive Officer